SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934
DATE OF REPORT:
December 28, 2006
(Date of Earliest Event Reported)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047 (Commission File Number)	04-2870273 (I.R.S. Employer Identification No.)
INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
 (Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On December 28, 2006, Independent Bank Corp. announced by press release the issuance of $50 million of Trust Preferred Securities. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On December 28, 2006, Independent Bank Corp. announced by press release the issuance of $50 million of Trust Preferred Securities. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
On December 28, 2006, Independent Bank Corp. announced by press release the issuance of $50 million of Trust Preferred Securities. A copy of the press release is attached hereto as Exhibit 99.1.
ITEM 8.01 OTHER EVENTS
On December 28, 2006, Independent Bank Corp. announced by press release the issuance of $50 million of Trust Preferred Securities. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
DATE: January 3, 2007	/s/ Denis K. Sheahan
DENIS K. SHEAHAN
CHIEF FINANCIAL OFFICER